UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  OCTOBER 30, 2003
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                             COMMUNITY CAPITAL BANCSHARES, INC.
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              (Exact name of registrant  as specified in charter)


    GEORGIA                          000-25345            58-2413468
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   (State or other                   (Commission          (IRS Employer
   jurisdiction of                   File Number)         Identification No.)
   incorporation)



2815 MEREDYTH DRIVE, ALBANY, GA                                         31707
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                 (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code  (229) 446-2265
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          (Former name or former address, if changed since last report)

ITEM 12.     Results of Operations and Financial Condition.

     On October 30, 2003, Community Capital Bancshares, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended September 30, 2003. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              COMMUNITY CAPITAL BANCSHARES, INC.


Dated:  November 6, 2003
                                              By:    /s/ David J. Baranko
                                                 -------------------------------
                                              Name:  David J. Baranko
                                                   ------------------------
                                              Title: CFO
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                                     EXHIBIT INDEX


EXHIBIT NO.  DESCRIPTION
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   99.1      Press Release of Community Capital Bancshares, Inc., dated July 28, 2003.